Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The National Commercial Bank

Address of Joint Filer:	4th Floor Tower B
NCB Regional Building
King Saud Road, P.O. Box 22216

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 26, 2020

Designated Filer:	The National Commercial Bank

Signature:

The National Commercial Bank	The National Commercial Bank

/s/ Reem Al-Majed	/s/ Ali K. Shubbar
Name: Reem Al-Majed	Name: Ali K. Shubbar
Title: Treasurer, Bahrain Branch	Title: Head, Treasury Operations & Bahrain Operations

1/13/2021	1/13/2021
Date	Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Company

Address of Joint Filer:	4th Floor Tower B
NCB Regional Building
King Saud Road, P.O. Box 22216

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 26, 2020

Designated Filer:	The National Commercial Bank

Signature:

NCB Capital Company

/s/ Wisam Fasihaldin
Name: Wisam Fasihaldin
Title: Chief Finance Officer

1/13/2021
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Credit Fund I L.P.

Address of Joint Filer:	c/o NCB Capital Credit Fund I GP Co.
Walkers Corporate Limited
Cayman Corporate Centre
27 Hospital Road
George Town, Grand Cayman KY1-9008

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 26, 2020

Designated Filer:	The National Commercial Bank

Signature:

NCB Capital Credit Fund I L.P.
By: NCB Capital Credit Fund I GP Co., its general partner

/s/ Pankaj Gupta
Name: Pankaj Gupta
Title: Director

1/13/2021
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Credit Fund I GP Co.

Address of Joint Filer:	Walkers Corporate Limited
Cayman Corporate Centre
27 Hospital Road
George Town, Grand Cayman KY1-9008

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	November 26, 2020

Designated Filer:	The National Commercial Bank

Signature:

NCB Capital Credit Fund I GP Co.

/s/ Pankaj Gupta
Name: Pankaj Gupta
Title: Director

1/13/2021
Date